UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 2012

MEDIFAST, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23016	13-3714405
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation or organization)		Ident. No.)

11445 Cronhill Drive, Owing Mills, Maryland	21117.
Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (410)-581-8042

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Board of Directors of Medifast, Inc. has authorized the repurchase of up to 1,000,000 shares of the Company’s common stock as approved by the Board on May 29, 2012. The authorization remains open for a period of 24 months ending on May 29, 2014. This authorization is in addition to previously reported share repurchase authorizations on May 18, 2011 and on July 21, 2011. There are 125,000 shares remaining available for repurchase under the 2011 repurchase authorizations.

Stock repurchases under this program may be made by the Broker through open market and privately negotiated transactions at times and in such amounts as management deemed appropriate pursuant to Rule 10b-18 of the Exchange Act. The timing and actual number of shares repurchased will depend on a variety of factors including price, corporate authorization provisions, above noted regulatory requirements, and other market conditions.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIFAST, INC.

Dated: June 6, 2012

/s/ Brendan N. Connors
Brendan N. Connors
Chief Financial Officer

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